SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Global Small Cap Growth Fund

The following change is effective on or about May 1, 2014:

The fund will change its name to DWS Global Small Cap Fund.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-345